METROPOLITAN SERIES FUND, INC.	SUMMARY PROSPECTUS May 1, 2010 As amended October 13, 2010

Van Eck Global Natural Resources Portfolio

Class A and Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2010, as supplemented from time to time, and the financial statements of the Portfolio for the year ended December 31, 2009, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Long-term capital appreciation with income as a secondary consideration.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2009, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.79%	0.79%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses	0.02%	0.02%

Total Annual Portfolio Operating Expenses	0.87%	1.12%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$89	$114
3 Years	$278	$356
5 Years	$482	$617
10 Years	$1,073	$1,363

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

Van Eck Associates Corporation (“Van Eck”), subadviser to the Portfolio, invests under normal conditions at least 80% of the Portfolio’s net assets in securities of natural resource companies and in instruments that derive their value from natural resources. For purposes of this Portfolio, “natural resources” include, without limitation, energy (including gas, petroleum, petrochemicals and other hydrocarbons), precious metals (including gold), base and industrial metals, timber and forest products, agriculture and commodities. Van Eck will consider a company to be a “natural resource company” if it derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to natural resources. The Portfolio is a “non-diversified” fund, which means that it may invest in fewer issuers than a “diversified” fund.

The Portfolio’s investments may include, but not be limited to, common stocks, preferred stocks (including convertible preferred stocks), rights, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Portfolio may invest in securities of any capitalization range.

The Portfolio may invest without limitation in any one natural resource sector and is not required to invest any portion of its assets in any one natural resource sector. The Portfolio may invest in securities of companies located anywhere in the world, including the U.S. However, there is no limit on the amount the Portfolio may invest in any one country, including emerging markets.

The Portfolio may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to natural resources, natural resource companies and other assets. The Portfolio may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. Generally, the Portfolio will limit the aggregate value of its exposure to derivative investments to 5% of the Portfolio’s net assets measured at the time of investment. Forward currency contracts, however, are not subject to this 5% limit. During certain limited periods, including, for example, when the Portfolio receives substantial net subscriptions, the Portfolio may exceed temporarily the 5% limit on derivative investments to maintain the Portfolio’s investment exposure to, among other assets, natural resource companies and instruments that derive their value from natural resources. When the Portfolio exceeds temporarily the 5% limit on derivative investments, the Portfolio will limit the aggregate value of its exposure to derivative investments to 100% of the Portfolio’s net assets measured at the time of investment.

The Portfolio may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange traded funds (“ETFs”). The Portfolio may also invest in money market funds, but these investments are not subject to this limitation. The Portfolio may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

Stock Selection

Utilizing qualitative and quantitative measures, the Portfolio’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Natural Resource Risk.    The Portfolio may invest in natural resources, including, without limitation, energy (including gas and petroleum), precious metals (including gold) and forest and agricultural products. Natural resource prices can swing sharply in response to, among other things, cyclical economic conditions, political events or the monetary policies of various countries.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk.    In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Non-diversification Risk.    Because the Portfolio invests in a small number of issuers, its value will be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issuers than is a portfolio that invests in a larger number of issuers.

Concentration Risk.    Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Van Eck Global Natural Resources Portfolio

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Investment Company and Exchange Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with relevant index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2009	20.45%
Lowest Quarter	1st – 2009	2.99%

Average Annual Total Return as of December 31, 2009

	1 Year	Since Inception	Inception Date
Class A	55.19%	42.05%	10-31-08
Class B	N/A	41.66%	4-28-09
S&P North American Natural Resources Sector Index (reflects no deduction for mutual fund fees or expenses)	37.54%	26.82%*	—

*	Index performance is from 10-31-08.

For information on Van Eck Associates Corporation’s prior experience with a comparable fund, please see “Additional Information about Management—The Subadviser” in this Prospectus.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Van Eck Global Natural Resources Portfolio

Subadviser.    Van Eck Associates Corporation is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Effective September 30, 2010, Messrs. Charles Cameron and Shawn Reynolds have been appointed Co-Portfolio Managers of the Portfolio. Messrs. Cameron and Reynolds have been members of Van Eck’s investment team since 1995 and 2005, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Van Eck Global Natural Resources Portfolio

4